KRANESHARES TRUST

KraneShares CSI New China ETF

KraneShares CSI China Internet ETF

KraneShares Bosera MSCI China A Share ETF

KraneShares E Fund China Commercial Paper ETF

KraneShares FTSE Emerging Markets Plus ETF

(collectively, the “Funds”)

Supplement dated May 25, 2016 to the Prospectus and

Statement of Additional Information, as supplemented for each Fund

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

This supplement provides new and additional information beyond that contained in the currently effective Prospectuses and Statements of Additional Information listed above and should be read in conjunction with each Prospectus and Statement of Additional Information.

The Funds wish to notify you of their policy regarding the delivery of shareholders to investors at the same address. The policy is as follows:

To reduce expenses, we mail only one copy of the prospectus or summary prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive individual copies of these documents, please call the Trust at 1.855.857.2638 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.